Federated Quality Bond Fund II
Primary Shares
Service Shares

A Portfolio of Federated Insurance Series

Supplement to Statements of Additional Information dated April 30, 2009

In a supplement dated June 30, 2009, the Fund indicated that the Fund had received notification from a shareholder-insurance company of its intention to redeem its entire substantial position in the Fund.  This shareholder has since rescinded such notification, and indicated that it no longer intends to redeem its position in the Fund.  Accordingly, the Adviser will not ask the Board of Trustees to consider a recommendation to liquidate the Fund.

July 23, 2009

Federated Securities Corp., Distributor

Cusip 313916884
Cusip 313916785
40886 (7/09)